                                                       EXHIBIT 5.2


                              CONSENT OF COUNSEL

     The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Legal Matters" included in this Post-Effective Amendment No. 2 to Form SB-2 on Form S-3.



GARDERE & WYNNE, L.L.P.


Daniel F. Perez                       September 30, 1998
------------------------              ------------------------
Daniel F. Perez                       Date